SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2008

General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)

(626) 584-9722
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES

This Amendment No. 1 to Current Report on Form 8-K provides an amended Investor Presentation dated August 29, 2008which includes information that was omitted from page 12 of the General Finance Corporation Investor Presentation dated July 28, 2008 that was filed with the Commission on July 28, 2008 and corrects inadvertent typographical errors that appeared in page 21 of the General Finance Corporation Investor Presentation dated July 28, 2008 that was filed with the Commission on July 28, 2008.

Certain References

References in this Report to “we,” “us,” “our” or the “company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its direct and indirect subsidiaries, including GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”), its subsidiary GFN Australasia Holdings Pty Limited, an Australian corporation (“GFN Holdings”), its subsidiary GFN Australasia Finance Pty Limited, an Australian corporation (“GFN Finance”), and its subsidiary RWA Holdings Pty Limited, an Australian corporation (“RWA”). RWA and its subsidiaries are collectively referred to in this Report as “Royal Wolf.”

TABLE OF CONTENTS
		Page
Item 8.01	Other Events	3

Item 9.01	Financial Statements and Exhibits	3

EXHIBIT 99.1

i

Item 8.01 Other Events

This Amendment No. 1 to Current Report on Form 8-K provides an amended Investor Presentation dated August 29, 2008 which includes information that was omitted from page 12 of the General Finance Corporation Investor Presentation dated July 28, 2008 that was filed with the Commission on July 28, 2008 and corrects inadvertent typographical errors that appeared in page 21 of the General Finance Corporation Investor Presentation dated July 28, 2008 that was filed with the Commission on July 28, 2008.

Page 12 of the Investor Presentation dated August 29, 2008 was amended to provide the number of steps owned by Pac-Van, Inc., the book value of the steps and the amount of rental revenue generated by the steps in 2007.

Page 21 of the Investor Presentation dated August 29, 2008 was amended to provide the correct adjusted EBITDA for 2005 and correct EBIDTA margins for 2005, 2006 and 2007.

The foregoing summary is qualified in its entirety by the terms of the amended Investor Presentation dated August 29, 2008 which is incorporated herein by reference as Exhibit 99.1

General Finance will make presentations from time to time during the period prior to its proposed acquisition of Mobile Office Acquisition Corp. and its subsidiary Pac-Van, Inc. The materials for the presentations to investors are furnished hereunder as Exhibit 99.1.

In accordance with general instruction B.2 to Form 8-K, information in this Item 8.01 and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits

Exhibit:

99.1	General Finance Corporation amended Investor Presentation dated August 29, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: August 29, 2008	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99.1	General Finance Corporation amended Investor Presentation dated August 29, 2008